UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

June 22, 2009 (Date of earliest event reported)

Commission file number: 000-23329

Charles & Colvard, Ltd.

(Exact name of registrant as specified in its charter)

North Carolina	56-1928817
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

300 Perimeter Park Drive, Suite A

Morrisville, North Carolina 27560

(Address of principal executive offices) (Zip code)

(919) 468-0399

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 amends the Item 4.01 Form 8-K filed by the registrant with the Commission on June 26, 2009 by amending the disclosures in the Item 4.01 Form 8-K to state that FROST, PLLC was engaged by the registrant on June 22, 2009 as the registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a), (b) On June 22, 2009, Charles & Colvard, Ltd. (the “Company”) dismissed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm and engaged FROST, PLLC (“FROST”) as its independent registered public accounting firm for the fiscal year ending December 31, 2009. The decision to change independent registered public accounting firms was recommended and approved by the Audit Committee of the Company’s Board of Directors (the “Board”).

During the fiscal years ended December 31, 2007 and December 31, 2008 and the subsequent interim period through June 22, 2009, the Company had (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to Deloitte’s satisfaction, would have caused it to make reference to the subject matter of such disagreements in connection with its reports; and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K in the context of the Company’s relationship with Deloitte.

Deloitte’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2007 and December 31, 2008 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. Deloitte’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2007 and December 31, 2008 did contain a separate paragraph stating that in 2007 the Company adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109, and in the report for the fiscal year ending December 31, 2007, such paragraph also stated that in 2006 the Company adopted Statement of Financial Accounting Standards No. 123R, Share-Based Payment.

During the fiscal years ended December 31, 2007 and December 31, 2008 and the subsequent interim period through June 22, 2009, neither the Company nor anyone on the Company’s behalf consulted with FROST regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s consolidated financial statements, (iii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iv) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, the Company has provided Deloitte with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the filing with the Securities and Exchange Commission (“SEC”) and requested that Deloitte furnish the Company with a letter addressed to the SEC stating whether or not Deloitte agrees with the above statements. A copy of such letter, dated June 25, 2009, is filed as Exhibit 16.1 to this Report.

Item 9.01	Financial Statements and Exhibits.

(d)

16.1	Letter from Deloitte & Touche LLP to the SEC, dated June 25, 2009 (incorporated by reference to Exhibit 16.1 to the Company’s Current Report on Form 8-K filed June 26, 2009).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charles & Colvard, Ltd.

By:	/s/ Timothy L. Krist
Timothy L. Krist
Chief Financial Officer

Date:	July 7, 2009

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
Exhibit 16.1	Letter from Deloitte & Touche LLP to the SEC, dated June 25, 2009 (incorporated by reference to Exhibit 16.1 to the Company’s Current Report on Form 8-K filed June 26, 2009).